Power of Attorney

Known All Men By These Presents, that the undersigned constitutes and appoints Anthony H. Zacharski, John V. O’Hanlon, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Marsico Flexible Capital Fund with and into the Marsico Global Fund, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	5/30/18

/s/ Thomas F. Marsico
Thomas F. Marsico

Trustee, President and Chief Executive Officer, The Marsico Investment Fund

Power of Attorney

Known All Men By These Presents, that the undersigned constitutes and appoints Anthony H. Zacharski, John V. O’Hanlon, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Marsico Flexible Capital Fund with and into the Marsico Global Fund, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	5/25/18

/s/ Christopher J. Marsico
Christopher J. Marsico

Trustee, Executive Vice President and Chief Operating Officer (Principal Executive Officer), The Marsico Investment Fund

Power of Attorney

Known All Men By These Presents, that the undersigned constitutes and appoints Anthony H. Zacharski, John V. O’Hanlon, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Marsico Flexible Capital Fund with and into the Marsico Global Fund, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	5/24/18

/s/ Jay S. Goodgold
Jay S. Goodgold

Trustee, The Marsico Investment Fund

Power of Attorney

Known All Men By These Presents, that the undersigned constitutes and appoints Anthony H. Zacharski, John V. O’Hanlon, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Marsico Flexible Capital Fund with and into the Marsico Global Fund, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	5/25/18

/s/ Elizabeth Hoffman
Elizabeth Hoffman

Trustee, The Marsico Investment Fund

Power of Attorney

Known All Men By These Presents, that the undersigned constitutes and appoints Anthony H. Zacharski, John V. O’Hanlon, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Marsico Flexible Capital Fund with and into the Marsico Global Fund, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	5/24/18

/s/ Michael D. Rierson
Michael D. Rierson

Trustee, The Marsico Investment Fund

Power of Attorney

Known All Men By These Presents, that the undersigned constitutes and appoints Anthony H. Zacharski, John V. O’Hanlon, and Patrick W.D. Turley, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Marsico Flexible Capital Fund with and into the Marsico Global Fund, and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:	5/30/18

/s/ Joseph T. Willet
Joseph T. Willett

Trustee, The Marsico Investment Fund